Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Scudder Money Market Series (Managed Shares), a series of Scudder Money Market Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 23, 2006               /s/Vincent J. Esposito
                               --------------------------
                               Vincent J. Esposito
                               President
                               Scudder Money Market Series (Managed Shares), a
                               series of Scudder Money Market Trust





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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Money Market Series (Managed Shares), a series of Scudder Money Market Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



January 23, 2006               /s/Paul Schubert
                               --------------------------
                               Paul Schubert
                               Chief Financial Officer and Treasurer
                               Scudder Money Market Series (Managed Shares), a
                               series of Scudder Money Market Trust